Summary Prospectus February 2, 2015

MassMutual Premier Funds

MassMutual Premier Value Fund

Ticker: Class I–MCZIX, Class R5–MVEDX, Service Class–MCEYX, Administrative Class–DLBVX,
Class A–MCEAX, Class R4–MCERX, Class R3–MCENX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 113 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Management Fees	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses(1)	.18%	.28%	.38%	.48%	.48%	.38%	.38%
Total Annual Fund Operating Expenses	.68%	.78%	.88%	.98%	1.23%	1.13%	1.38%
Expense Reimburse- ment	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)
Total Annual Fund Operating Expenses after Expense Reimburse- ment(2)	.60%	.70%	.80%	.90%	1.15%	1.05%	1.30%

(1)	Other Expenses have been restated to reflect current fees.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .60%, .70%, .80%, .90%, 1.15%, 1.05%, and 1.30% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$61	$210	$371	$839
Class R5	$72	$241	$425	$959
Service Class	$82	$273	$480	$1,077
Administrative Class	$92	$304	$534	$1,194
Class A	$685	$935	$1,205	$1,971
Class R4	$107	$351	$615	$1,367
Class R3	$132	$429	$748	$1,650

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of companies with varying market capitalizations that the Fund’s subadviser, OFI Global Institutional, Inc. (“OFI Global”), believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, OFI Global currently focuses on securities of larger size companies. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including developed and emerging countries. The Fund may invest up to 10% of its net assets in debt securities. The Fund may purchase and sell exchange-traded and over-the-counter options for hedging purposes or to take long or short positions on one or more equity securities. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

OFI Global typically employs a bottom-up approach in selecting securities for the Fund, using fundamental analysis to select securities that it believes are undervalued. While this process may change over time and vary in particular cases, OFI Global generally may consider a variety of factors in evaluating a company, such as attractive valuation, future supply/demand for key products, product cycles, quality of management, competitive position, cash reinvestment plans, and better-than-expected earnings reports. OFI Global may consider selling a security if, for example, in OFI Global’s judgment, the stock’s price is approaching its target, the company’s fundamentals are deteriorating, or more attractive alternative investment ideas have been identified.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term goals). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Administrative Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance (Russell 1000® Value Index) and an additional index that provides a comparison for the Fund’s returns without regard to investment style. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Administrative Class Shares

Highest Quarter:	2Q ’09,	19.56%	Lowest Quarter:	4Q ’08,	-26.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Administrative Class only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2014)

		One Year	Five Years	Ten Years
Administrative Class	Return Before Taxes	10.62%	12.49%	5.75%
	Return After Taxes on Distributions	10.19%	12.19%	5.09%
	Return After Taxes on Distributions and sales of Fund Shares	6.34%	10.00%	4.55%
Class I	Return Before Taxes	10.99%	12.73%	5.99%
Class R5	Return Before Taxes	10.88%	12.71%	5.98%
Service Class	Return Before Taxes	10.74%	12.59%	5.86%
Class A	Return Before Taxes	4.00%	10.85%	4.83%
Class R4	Return Before Taxes	10.54%	12.33%	5.61%
Class R3	Return Before Taxes	10.16%	11.84%	5.12%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes.)		13.45%	15.42%	7.30%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes.)		13.69%	15.45%	7.67%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC

Subadviser: OFI Global Institutional, Inc.

Portfolio Manager: Laton Spahr

Mr. Spahr is a portfolio manager with OFI Global. He has managed the Fund since March 2013.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.